SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                           PROXY STATEMENT PURSUANT TO
                              SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                      ADVANTAGE ADVISERS TROON FUND, L.L.C.
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______________________
     (2)  Aggregate number of securities to which transaction applies:
          ______________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
     (4)  Proposed maximum aggregate value of transaction:___________________
     (5)  Total fee paid:_______________________

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________
     (4)  Date Filed:_______________________

                      ADVANTAGE ADVISERS TROON FUND, L.L.C.
                      C/O OPPENHEIMER ASSET MANAGEMENT INC.
                           200 PARK AVENUE, 24TH FLOOR
                            NEW YORK, NEW YORK 10166

                                  JULY 24, 2006

Dear Member:

     On behalf of the Board of Managers (the "Board") of Advantage Advisers Troon Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting of Members of the Fund (the "Meeting"). The Meeting will be held at 10:00 a.m. (Eastern time) on July 24, 2006, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

     At the Meeting, Members will vote on a proposal to elect six nominees to serve as members of the Board, to serve until their respective successors have been duly elected and qualified. Four of the nominees currently serve as members of the Board. One of the nominees is an "interested person," as defined by the Investment Company Act of 1940, as amended, of the Fund.

     To help you understand the proposal and why Members are being asked to vote, we have attached the following "Questions and Answers." They are designed to help answer questions you may have and to help you cast your vote, and are being provided as a supplement to, not as a substitute for, the Proxy Statement, which we urge you to review carefully.

     Please call the proxy solicitor, D. F. King & Co. Inc., at 1-888-605-1958 if you have any questions regarding voting procedures.

     Whether or not you are able to attend the Meeting, it is important that your views be represented. To ensure that happens, please mark, sign and date the enclosed proxy card and return it in the envelope provided. Additional procedures you may use to vote are described on the enclosed proxy card. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

     Thank you for your confidence and support.
                                                Very truly yours,

                                                ADVANTAGE ADVISERS
                                                TROON FUND, L.L.C.

                                                /s/ Bryan McKigney
                                                ----------------------------
                                                Bryan McKigney
                                                Principal Manager

June 7, 2006

                              QUESTIONS AND ANSWERS


     AT A SPECIAL MEETING OF INVESTORS WHO OWN INTERESTS ("MEMBERS") IN ADVANTAGE ADVISERS TROON FUND, L.L.C. (THE "FUND") TO BE HELD ON JULY 24, 2006, MEMBERS WILL HAVE THE OPPORTUNITY TO VOTE ON A PROPOSAL RELATING TO THE FUND. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSAL IN DETAIL. THE FOLLOWING "QUESTIONS AND ANSWERS" ARE PROVIDED FOR YOUR CONVENIENCE.

WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?

     At the Special Meeting, Members will vote on a proposal to elect six persons to serve as members ("Managers") of the Board of Managers of the Fund (the "Board"). On March 1, 2006, the Nominating Committee of the Board proposed two candidates, Jesse H. Ausubel and James E. Buck, to serve as Managers, having concluded that it was appropriate that the Fund gain the benefit of their expertise, as Messrs. Ausubel and Buck currently serve on the Board of Managers of other funds in the Advantage Advisers fund complex. The Board has determined to have each of the present Managers and Messrs. Ausubel and Buck stand for election by Members at this time. This election will help ensure continued compliance with the provisions of the Investment Company Act of 1940, as amended, regarding the election of Managers. These provisions require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members.

     We urge you to review the enclosed Proxy Statement. In the Proxy Statement, you will be asked to vote on the proposal to elect these six nominees.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "FOR" each of the nominees.

HOW CAN I VOTE?

     Whether or not you attend the Meeting, you may vote by using one of the following options:

     o BY MAIL: Mark, sign and date the enclosed proxy card and return it to the Fund in the enclosed envelope.

     o BY PHONE: Call the toll-free number listed on the front of the proxy card to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

     o BY INTERNET: Log on to the website address located on the front of the proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote.

     If you vote by phone or internet, there is no need to mail the enclosed proxy card to the Fund.

     If you attend the Meeting, you may revoke your proxy at that time and vote in person.

                      ADVANTAGE ADVISERS TROON FUND, L.L.C.
                      C/O OPPENHEIMER ASSET MANAGEMENT INC.
                           200 PARK AVENUE, 24TH FLOOR
                            NEW YORK, NEW YORK 10166

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                           TO BE HELD ON JULY 24, 2006

To the Members:

     A Special Meeting (the "Meeting") of members ("Members") of Advantage Advisers Troon Fund, L.L.C. (the "Fund") will be held on July 24, 2006 at 10:00 a.m. (Eastern time), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

     The Meeting is called for the following purposes:

     1. To elect six persons to serve as members ("Managers") of the Board of Managers of the Fund (the "Board"); and

     2. to transact such other business as may properly come before the Meeting.

     These items are discussed in greater detail in the accompanying Proxy Statement.

     You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2006. If you attend the Meeting, you may cast your vote in person at the Meeting. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Additional procedures you may use to vote are described on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted "FOR" the persons nominated for election as Managers by the Board.

     The Fund will furnish, without charge, copies of its most recent annual report and semi-annual report to Members upon request. Please contact the Fund's administrator, PFPC Inc. by calling toll-free 1-888-697-9661 or by mail at
Mailstop: W3-F103-01-H, 103 Bellevue Parkway, Wilmington, DE 19809 to request copies of these reports.

     If  you  have  any  questions,   please  call  your  financial  advisor  or
Oppenheimer Asset Management Inc. at 212-440-4616.

                                                By Order of the Board

                                                Bryan McKigney
                                                Principal Manager

June 7, 2006
New York, New York

EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF A QUORUM IS NOT PRESENT. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                      ADVANTAGE ADVISERS TROON FUND, L.L.C.
                      C/O OPPENHEIMER ASSET MANAGEMENT INC.
                           200 PARK AVENUE, 24TH FLOOR
                            NEW YORK, NEW YORK 10166
                             TELEPHONE: 212-440-4616

                           SPECIAL MEETING OF MEMBERS
                           TO BE HELD ON JULY 24, 2006

                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

     This Proxy Statement is being furnished to members ("Members") of Advantage Advisers Troon Fund, L.L.C. (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on July 24, 2006, beginning at 10:00 a.m. (Eastern time). Your proxy also may be voted at any adjournment of the Meeting.

     In addition to soliciting proxies by mail, officers of Oppenheimer Asset Management Inc. ("OAM"), the managing member of Troon Management, L.L.C., the Fund's investment adviser (the "Adviser"), may solicit proxies by telephone, facsimile or in person, without special compensation. The Fund has retained D.
F. King & Co. Inc. to solicit proxies from Members. In connection with its services for soliciting proxies, D. F. King & Co. Inc. is being paid a fee of $1,000 by the Fund, and is being reimbursed by the Fund for certain out-of-pocket expenses related to its services.

     At the Meeting, Members will vote on a proposal (the "Proposal") to elect six persons (the "Nominees"), two of whom were nominated by the Board's Nominating Committee, to serve as members of the Board ("Managers"). Four of the Nominees currently serve as Managers. One of the Nominees is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund.

     All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof. Unless instructions to the contrary are marked, proxies will be voted "FOR" each Nominee in the Proposal and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof. Members who execute proxies may revoke them: (i) in person at the Meeting; (ii) by written notice received by the Fund at any time before they are voted; (iii) by returning a later-dated proxy to the Fund before the Meeting; or (iv) by notifying the Fund of revocation by a toll-free telephone call to the number listed on the front of the proxy card. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information."

     If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information - Adjournments."

     The close of business on May 31, 2006 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

     Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total value of the capital accounts of all Members was $57,859,253.05.

     This Proxy Statement is first being mailed to Members on or about June 7, 2006.

     Copies of the Fund's most recent annual report and semi-annual report to Members are available upon request from PFPC Inc., the Fund's administrator, without charge, by calling toll-free 1-888-697-9661 or by mail at Mailstop:
W3-F103-01-H, 103 Bellevue Parkway, Wilmington, DE 19809 to request copies of these reports.


-----------------------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on May 1, 2006, and was determined by dividing the balance of the Member's capital account as of such date by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                TABLE OF CONTENTS

                                                                           PAGE

I.     Proposal to Elect Six Persons to Serve as Managers                     1

II.    Voting Information                                                     11

III.   Other Matters and Additional Information                               12

EXHIBITS

Exhibit 1:  Audit Committee Charter

Exhibit 2:  Nominating Committee Charter

Exhibit 3:  Audit Committee Report

I.     PROPOSAL TO ELECT SIX PERSONS TO SERVE AS MANAGERS

       At the Meeting, Members will vote on a proposal to elect six Nominees. The Nominees are: Jesse H. Ausubel, Lawrence R. Becker, James E. Buck, Bryan McKigney, Luis Rubio and Janet L. Schinderman. Messrs. Becker, McKigney and Rubio and Ms. Schinderman currently serve as Managers. Mr. McKigney also serves as the Principal Executive Officer of the Fund. The Nominees will be elected if they receive a plurality of all votes cast in person or by proxy at the Meeting if a quorum exists.

       Following its deliberations on March 1, 2006, the Nominating Committee of the Board, which is comprised of all of the Managers who are not "interested persons," as defined by the 1940 Act, of the Fund or the Adviser (the "Independent Managers"), approved and proposed the nomination of Messrs. Ausubel and Buck to serve as Managers to the Board. The Board, including all of the Independent Managers, unanimously proposed all of the Nominees for election at this Meeting. This election will help ensure continued compliance with 1940 Act provisions regarding the election of Managers. These provisions require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members.

       The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote at this Meeting or any adjournment thereof in favor of the election of the six Nominees named above. The Nominees each have consented to stand for election and to serve if elected. If elected, a Nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any Nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

       Information   regarding  the  Nominees,   including  brief   biographical
information, as reported to the Fund by each Nominee, is set forth below.


                          INDEPENDENT MANAGER NOMINEES

                                                                           (5)
                                                                        Number of
                                                                       Portfolios
                                  (3)                                      in
                                Term of                                   Fund
     (1)             (2)        Office/              (4)                Complex
Name, Address     Position(s)  Length of   Principal Occupation(s)     Overseen
     And          Held with      Time      During Past 5 Years and        by
     Age          the Fund      Served     other Directorships Held    Nominee(2,3)
----------------  -----------  ---------   --------------------------  ------------
Jesse H. Ausubel  None         N/A         Mr. Ausubel serves as a         5
c/o Oppenheimer                            director of the Richard
Asset                                      Lounsbery Foundation and
Management Inc.                            the Program for the Human
200 Park Avenue                            Environment. He is also a
24th Floor                                 Senior Research Associate
New York, NY                               of The Rockefeller
10166                                      University. He is a
Age 54                                     Program Director of the
                                           Alfred P. Sloan
                                           Foundation and an Adjunct
                                           Scientist of the Woods
                                           Hole Oceanographic
                                           Institution. Mr. Ausubel
                                           also is a member of the
                                           Board of Managers of
                                           Whistler and Xanthus.

Lawrence Becker   Manager      Indefinite/ Mr. Becker is a private         5
c/o Oppenheimer                10/03 -     investor in real estate
Asset                          Present     management concerns. From
Management Inc.                            February 2000 through
200 Park Avenue                            June 2003, he was Vice
24th Floor                                 President - Controller/
New York, NY                               Treasurer for National
10166                                      Financial Partners, which
Age 49                                     specializes in financial
                                           services distribution.
                                           Prior to that, Mr. Becker
                                           was a Managing Director -
                                           Controller/Treasurer of
                                           Oppenheimer Capital
                                           (which is not affiliated
                                           with OAM) and its Quest
                                           for Value Funds. Mr.
                                           Becker is a licensed
                                           certified public
                                           accountant. Mr. Becker
                                           serves as the treasurer
                                           of The France Growth
                                           Fund, Inc. Mr. Becker is
                                           a Director of the Asia
                                           Tigers Fund, Inc. and The
                                           India Fund, Inc. Mr.
                                           Becker is a
                                           Manager/Trustee of the
                                           Funds.


                                       2


James E. Buck     None         N/A         Mr. Buck retired in 2002        5
c/o Oppenheimer                            as Senior Vice President
Asset                                      and Secretary of the New
Management Inc.                            York Stock Exchange, Inc.
200 Park Avenue                            (the "Exchange") and the
24th Floor                                 subsidiaries of the
New York, NY                               Exchange, including the
10166                                      NYSE Foundation. Mr. Buck
Age 70                                     also is a member of the
                                           Board of Managers of
                                           Whistler and Xanthus.

-------------------------------------
(2) In addition to the Fund, the Advantage Advisers fund complex consists of the following four funds, each of which is a registered closed-end investment company: Advantage Advisers Augusta Fund, L.L.C. ("Augusta"), Advantage Advisers Whistler Fund, L.L.C. ("Whistler"), Advantage Advisers Xanthus
    Fund, L.L.C. ("Xanthus") and Advantage Advisers Multi-Sector I ("Multi-Sector") (collectively, the "Funds").

(3) Messrs. Ausubel and Buck also are nominated to serve on the Board of Managers of Troon and the Board of Trustees of Multi-Sector.

                          INDEPENDENT MANAGER NOMINEES


                                                                           (5)
                                                                        Number of
                                                                       Portfolios
                                  (3)                                      in
                                Term of                                   Fund
     (1)             (2)        Office/               (4)                Complex
Name, Address     Position(s)  Length of   Principal Occupation(s)      Overseen
     And          Held with      Time      During Past 5 Years and         by
     Age          the Fund      Served     other Directorships Held    Nominee(1,2)
----------------  -----------  ---------   --------------------------  ------------
Luis Rubio        Manager      Indefinite/ Dr. Rubio is President of       5
c/o Oppenheimer                5/03 -      Centro de Investigation
Asset                          Present     Para el Desarrollo, A.C.
Management Inc.                            (Center of Research
200 Park Avenue                            Development) (2000 to
24th Floor                                 present), a director of
New York, NY                               the same organization
10166                                      (1984 to 2000) and an
Age 49                                     Adjunct Fellow of the
                                           Center for Strategic and
                                           International Studies
                                           (1993 to present). He was
                                           a Member of the Advisory
                                           Board of the National
                                           Council of Science and
                                           Technology of Mexico
                                           (1994 to 2002) and was a
                                           Director of the Human
                                           Rights Commission of
                                           Mexico City (1994 to
                                           2002). He is a Director
                                           of The India Fund, Inc.
                                           and the Asia Tigers Fund,
                                           Inc. He is also a
                                           Manager/Trustee of the
                                           Funds.

Janet L.          Manager      Indefinite/ Ms. Schinderman has been        5
Schinderman                    5/03 -      Associate Dean for
c/o Oppenheimer                Present     Special Projects and
Asset                                      Secretary to the Board of
Management Inc.                            Overseers, Columbia
200 Park Avenue                            Business School of
24th Floor                                 Columbia University since
New York, NY                               1990. She is also a
10166                                      Manager/Trustee of the
Age 53                                     Funds.

                           INTERESTED MANAGER NOMINEE

                                                                             (5)
                                                                          Number of
                                                                          Portfolios
                                  (3)                                         in
                                Term of                                      Fund
     (1)             (2)        Office/               (4)                   Complex
Name, Address     Position(s)  Length of   Principal Occupation(s)          Overseen
     And          Held with      Time      During Past 5 Years and        by Manager or
     Age          the Fund      Served     other Directorships Held    Nominee for Manager
----------------  -----------  ---------   --------------------------  -------------------
Bryan McKigney    Manager,     Indefinite/ Mr. McKigney is a                    5
c/o Oppenheimer   and          11/30/04    Managing Director and the
Asset             Principal    - Present   Chief Administrative
Management Inc.   Executive                Officer of OAM. He has
200 Park Avenue   Officer*                 been in the financial
24th Floor                                 services industry since
New York, NY                               1981 and has held various
10166                                      management positions at
Age 47                                     Canadian Imperial Bank of
                                           Commerce (1993-2003). Mr.
                                           McKigney also is the
                                           Principal Executive
                                           Officer and a
                                           Manager/Trustee of the
                                           Funds.

-----------------------------
* Mr. McKigney is an "interested person" (as defined by the 1940 Act) of the Fund ("Interested Manager") through his affiliation with OAM and his appointment as Principal Executive Officer of the Fund on September 23, 2004.

In addition to Mr. McKigney, set forth below is the name and certain biographical information for each of the Fund's other executive officers, as reported by them to the Fund.

                              OFFICERS OF THE FUND

                                                                             (5)
                                                                          Number of
                                                                          Portfolios
                                  (3)                                         in
                                Term of                                      Fund
     (1)             (2)        Office/               (4)                   Complex
Name, Address     Position(s)  Length of   Principal Occupation(s)          Overseen
     And          Held with      Time      During Past 5 Years and        by Manager or
     Age          the Fund      Served     other Directorships Held    Nominee for Manager
----------------  -----------  ---------   --------------------------  -------------------
Vineet Bhalla     Principal    1 year /    Mr. Bhalla has served as            N/A
c/o Oppenheimer   Accounting   7/27/05 -   Principal Accounting
Asset             Officer      Present     Officer of the Funds,
Management Inc.                            since July 27, 2005. He
200 Park Avenue                            has been a Senior Vice
24th Floor                                 President at OAM since
New York, NY                               May 2005. From July 2002
10166                                      to May 2005, he was an
Age 46                                     Assistant Vice President
                                           at Zurich Capital
                                           Markets Inc, a
                                           Director of the Client
                                           Service Group at
                                           GlobeOp Financial
                                           Services and a Senior
                                           Consultant at Capital
                                           Markets Company. From
                                           June 1999 to July
                                           2002, he was a Vice
                                           President at Blackrock
                                           Financial Management.

Stephen Beach     Chief        1 year/     Mr. Beach has served as        N/A
c/o Oppenheimer   Compliance   3/18/05 -   Chief Compliance Officer
Asset             Officer      Present     ("CCO") of the Funds
Management Inc.                            since March 18, 2005. He
200 Park Avenue                            also serves as CCO to OAM
24th Floor                                 and the Adviser. Prior to
New York, NY                               joining OAM, Mr. Beach
10166                                      was in private practice
Age 52                                     as a securities lawyer
                                           from 2001 until 2005.

Deborah Kaback    Chief        1 year/     Ms. Kaback has served as       N/A
c/o Oppenheimer   Legal        7/23/03 -   Chief Legal Officer of
Asset             Officer      Present     the Funds since July 23,
Management Inc.                            2003. Ms. Kaback has been
200 Park Avenue                            a Senior Vice President
24th Floor                                 at OAM since June 2003.
New York, NY                               She was Executive
10166                                      Director of CIBC World
Age 54                                     Markets Corp. from July
                                           2001 through June 2003.
                                           Prior to that, she was
                                           Vice-President and Senior
                                           Counsel of Oppenheimer
                                           Funds, Inc. from November
                                           1999 through July 2001.

                      THE BOARD OF MANAGERS, INCLUDING ALL
                     OF THE INDEPENDENT MANAGERS, RECOMMENDS
                        A VOTE "FOR" EACH OF THE NOMINEES

BOARD MEETINGS AND COMMITTEES.

     During the Fund's fiscal year ended December 31, 2005, the Board held four regular meetings and eight special meetings. During the fiscal year ended December 31, 2005, each Manager then serving attended at least 75% of the total number of meetings of the Board and meetings held by a committee of the Board of which such Manager is a member. The standing committees of the Board are the Audit Committee and the Nominating Committee. The Board has adopted written charters for the Audit Committee and the Nominating Committee, copies of which are attached to this Proxy Statement as Exhibits 1 and 2, respectively. The Fund does not have a standing compensation committee.

     The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on October 26, 2005, is to: (a) review the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) review the integrity of the Fund's financial statements and the independent audit thereof; (c) review the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) review the Fund's compliance with certain legal and regulatory requirements; (e) determine the qualification and independence of the Fund's independent registered public accounting firm, Ernst & Young LLP ("E&Y"); and (f) review the Fund's internal audit function. The Audit Committee met four times during the fiscal year ended December 31, 2005. Each Audit Committee member is an Independent Manager. The report of the Audit Committee in respect of the Fund's financial statements for the fiscal year ended December 31, 2005 is attached hereto as Exhibit 3.

     The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Managers, is currently comprised of Messrs. Becker and Rubio and Ms. Schinderman, constituting all of the Independent Managers. The Nominating Committee was established effective as of January 9, 2003, pursuant to the unanimous written consent of the Board. The Fund does not make the Nominating Committee's written charter available through a website. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2005.

     In reviewing potential nominees, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is an "interested person," as defined under the 1940 Act, of the Fund; (ii) whether the nominee has any relationships with the Fund, the Adviser or its affiliates, or the Fund's service providers that might impair the person's independence;
(iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Fund, considering the nominee's experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Members in written requests addressed to the attention of the Nominating Committee in care of the Fund and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Members will be evaluated based on the previously identified criteria.

NOMINEE COMPENSATION.

     The following table sets forth certain information regarding the compensation received by the Nominees for the calendar year ended December 31, 2005 from the Fund and the Funds. No compensation is paid by the Fund to the Interested Manager.

                               COMPENSATION TABLE

                                                                                (5)
                                                 (3)                           TOTAL
                                             PENSION OR                    COMPENSATION
                                   (2)       RETIREMENT          (4)         FROM FUND
                               AGGREGATE      BENEFITS        ESTIMATED      AND FUND
              (1)                PART OF     ACCRUED AS        ANNUAL         COMPLEX
        NAME OF PERSON,       COMPENSATION  PART OF FUND    BENEFITS UPON     PAID TO
           POSITION            FROM FUND      EXPENSES        RETIREMENT     NOMINEES
----------------------------  ------------  ------------    -------------  ------------
Lawrence K. Becker, Manager      $10,700         0                 0          $83,400
Sol Gittleman, Manager*          $ 7,100         0                 0          $29,300
Luis Rubio, Manager              $ 9,300         0                 0         $109,350
Janet L. Schinderman, Manager    $10,700         0                 0          $69,100
Bryan McKigney, Manager**        $     0         0                 0          $     0


-------------------------

* Sol Gittleman resigned as a member of the Board as of August 16, 2005. ** Interested Manager.

     No compensation is paid by the Fund to officers of the Fund. Although the Board approves the compensation of the CCO, such compensation is paid by an affiliate of the Adviser.

     Prior to March 1, 2006, the Independent Managers were each paid by the Fund an annual retainer of $5,000 and per-meeting fees of $700 (or $100 in the case of telephonic meetings), and were reimbursed by the Fund for their reasonable out-of-pocket expenses. In addition, each of the Independent Managers, as an Audit Committee member, was paid a per-meeting fee of $100 for any Audit Committee meeting not held contemporaneously with an in-person or telephonic meeting of the Board. Effective March 1, 2006, the Independent Managers are each paid by the Fund an annual retainer of $5,000 and per-meeting fees of: $1,000 for attendance at in-person meetings of the Board; $1,000 for attendance at in-person meetings of one or more committees of the Board of which such Independent Manager is a member that are held on any day other than the day of a meeting of the Board; and $250 for participation in any telephonic meetings of the Board or any committee thereof that are held on any given day (except that participating Independent Managers will be paid $1,000 for certain substantive telephonic meetings). The Independent Managers are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. In addition, the Board proposed and agreed that Mr. Buck, if elected by Members, would be paid an additional retainer of $2,500 per year as "lead Independent Manager."

NOMINEE EQUITY OWNERSHIP.

     The following table sets forth, as of April 30, 2006, with respect to each Nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of the Funds.


                                                                               (3)
                                          (2)                     AGGREGATE DOLLAR RANGE OF EQUITY
              (1)                  DOLLAR RANGE OF EQUITY           EQUITY SECURITIES OF THE FUND
        NAME OF NOMINEE            SECURITIES OF THE FUND                     AND THE FUNDS
----------------------------     --------------------------     ----------------------------------
Jesse H. Ausubel                          None                                 None
Lawrence Becker                           None                                 None
James E. Buck                             None                                 None
Bryan McKigney                            None                           $50,001-$100,000
Luis Rubio                                None                                 None
Janet L. Schinderman                      None                                 None


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth, as of April 30, 2006, with respect to the Adviser and the Nominees and Officers as a group, certain information regarding the beneficial ownership of outstanding Interests in the Fund.

                                                AMOUNT AND NATURE
                       NAME AND ADDRESS           OF BENEFICIAL       PERCENT
    TITLE OF CLASS    OF BENEFICIAL OWNER           OWNERSHIP         OF CLASS
-------------------   ------------------------- --------------     -------------
Limited Liability     Adviser, 200 Park Avenue,    $1,566,546            2.6%
Company Interests     24th Floor, New York, NY

Limited Liability     Nominees and Officers as a      None               N/A
Company Interests     group, 200 Park Avenue,
                      24th Floor, New York, NY

     As of April 30, 2006, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding Interests.

     As of April 30, 2006, none of the Nominees, nor the immediate family members of the Nominees, beneficially owned or owned of record securities of the Adviser or OAM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or OAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser and officers of the Fund ("Reporting Persons") to file with the Securities and Exchange Commission (the "SEC") reports of their beneficial ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons, who was a Reporting Person during the fiscal year ended December 31, 2005, has complied with applicable filing requirements during such fiscal year, except that the report on Form 3 filed by the Principal Accounting Officer was not timely filed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

     Ernst & Young LLP was selected by the Audit Committee and unanimously ratified by the Board, including each of the Independent Managers, at a meeting held on March 1, 2006, to serve as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2006, and has served in such capacity since the Fund's inception. Although a representative of E&Y can attend and make a statement at the Meeting if E&Y wishes, no representative is expected to be at the Meeting. However, a representative of E&Y will be available by telephone to respond to appropriate questions during the Meeting.

AUDIT FEES.

     For the fiscal years ended December 31, 2004 and December 31, 2005, aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's annual financial statements were $92,000 and $98,440, respectively.

AUDIT-RELATED FEES.

     For the fiscal years ended December 31, 2004 and December 31, 2005, aggregate fees billed by E&Y for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $3,500 and $3,500, respectively.

     To the extent required by applicable law, the Audit Committee pre-approves:
(i) all audit and non-audit services that E&Y provides to the Fund, and (ii) all non-audit services that E&Y provides to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Audit Committee prior to ratification by the Audit Committee. On July 27, 2005, the Audit Committee approved the delegation to Mr. Becker and, in his absence, any other Audit Committee member, of the ability to pre-approve such services to the extent necessary between meetings of the Audit Committee, subject to ratification at a subsequent Audit Committee meeting.

TAX FEES.

     For the fiscal years ended December 31, 2004 and December 31, 2005, aggregate fees billed by E&Y for tax return preparation and other tax-related services provided to the Fund were $40,000 and $0, respectively.

ALL OTHER FEES.

     For the fiscal years ended December 31, 2004 and December 31, 2005, no fees were billed by E&Y for services provided to the Fund other than those described above.

AGGREGATE NON-AUDIT FEES.

     For the fiscal years ended December 31, 2004 and December 31, 2005, aggregate non-audit fees billed by E&Y for services provided to the Fund and the Adviser and entities controlling, controlled by or under common control with the Adviser were $1,657,864 and $300,479, respectively.

     In connection with selecting E&Y to serve as the independent registered public accounting firm for the Fund, the Audit Committee considered whether the provision of other services to the Adviser or entities controlling, controlled by or under common control with the Adviser that were not pre-approved by the Audit Committee was compatible with maintaining E&Y's independence and concluded that it was compatible.

ADVISER, PLACEMENT AGENT AND ADMINISTRATOR OF THE FUND.

     The Adviser, Troon Management, L.L.C., 200 Park Avenue, 24th Floor, New York, New York 10166, serves as the investment adviser of the Fund. OAM is the managing member of the Adviser. Oppenheimer & Co. Inc., 200 Park Avenue, 24th Floor, New York, New York 10166, serves as the placement agent of the Fund. PFPC Inc., P.O. Box 219, Claymont, DE 19703, serves as the administrator of the Fund.

II.  VOTING INFORMATION

REVOCATION OF PROXIES.

     A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation by a toll-free telephone call to the number listed on the front of the proxy card.

     If  a  proxy  (i)  is  properly   executed  and  returned   accompanied  by
instructions to withhold authority to vote or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the Interests represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

QUORUM REQUIREMENTS.

     A quorum of Members is necessary to hold the Meeting. If Members holding Interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

ADJOURNMENTS.

     If a quorum is not present at the Meeting, the Board may seek one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of Interests that are represented at the Meeting in person or by proxy. If an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.   OTHER MATTERS AND ADDITIONAL INFORMATION

OTHER BUSINESS AT THE MEETING.

     The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

FUTURE MEMBER PROPOSALS.

     The Fund does not hold annual meetings. Pursuant to rules adopted by the SEC under the 1934 Act, Members wishing to submit proposals for inclusion in a proxy statement for the Fund's next meeting of Members, if any, must submit such proposals in a reasonable time before the Fund begins to print and mail the proxy materials for such meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold annual meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

COMMUNICATION WITH THE BOARD.

     The Board, including all of the Independent Managers, has adopted a policy that any communications by Members intended for the Board should be sent to the Fund at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Manager) or disclose it to the Board (or Manager) at its next regular meeting.

APPRAISAL RIGHTS.

     As a Member, you will not have appraisal rights in connection with the Proposal.

RESULTS OF VOTING.

     Members will be informed of the voting results of the Meeting in the Fund's next annual report, which will be sent to Members on or before March 1, 2007.

EXPENSES.

     The Fund will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, D. F. King & Co. Inc. is being paid a fee of $1,000 by the Fund and is being reimbursed by the Fund for out-of-pocket expenses related to its services.

     MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                                               By Order of the Board of Managers

                                               /s/ Bryan McKigney
                                               ---------------------------------
                                               Bryan McKigney
                                               Principal Manager

Dated: June 7, 2006

                                    EXHIBIT 1

                             AUDIT COMMITTEE CHARTER

                                October 26, 2005

     This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a "Board") of each investment company set forth on Exhibit A (each, a "Fund" and collectively, the "Funds").

PURPOSES

     The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

     The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

AUTHORITY

     The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of the Managers/Directors/Trustees who are "Independent," which term shall mean each Manager/Director/Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     Each member of the Committee shall serve until a successor is appointed.


                                      1-1

     The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

MEETINGS

     The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

     Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

DUTIES AND POWERS AND OF THE COMMITTEE

     The duties and powers of the Committee include, but are not limited to, the following:

     o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

     o set the compensation of the independent auditors, such amount to be paid by the Fund;

     o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

     o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided


                                      1-2
          that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

     o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

     o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

     o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

     o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors;
          (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

     o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the


                                      1-3
          activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

     o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

     o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

     o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

     o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

     o    resolve  any   disagreements   between  the  Fund's   management   and
          independent auditors concerning the Fund's financial reporting;

     o to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     o review the Committee's charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and

     o    review policies with respect to risk assessment and risk management;

     o review hiring policies for employees or former employees of the Fund's independent accountants;

     o establish and maintain the procedures set forth in Exhibit B regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters.

     o review such other matters as may be appropriately delegated to the Committee by the Board.

                                      1-4

                                    EXHIBIT A

1.   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

2.   ADVANTAGE ADVISERS TROON FUND, L.L.C.

3.   ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

4.   ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

5.   ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                                   EXHIBIT B

                            WHISTLEBLOWER PROCEDURES

A. RESPONSIBILITIES OF AUDIT COMMITTEE OF THE FUND (THE "AUDIT COMMITTEE") WITH RESPECT TO SPECIFIED COMPLAINTS

     1. The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons(4) ("Reports") regarding:

          (a) questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

          (b)  compliance  with  legal  and  regulatory   requirements   ("Legal
               Allegation"); and

          (c)  retaliation   against   Covered   Persons  who  make   Accounting
               Allegations or Legal Allegations ("Retaliatory Act").

     2. In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B.   PROCEDURES FOR RECEIVING REPORTS

     1. Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

     2. Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

          (a) If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

--------------------
(4) For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

          (b) If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

C. CONSIDERATIONS RELATIVE TO WHETHER THE AUDIT COMMITTEE OR MANAGEMENT SHOULD INVESTIGATE A REPORT

     In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

     1. Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     2. How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     3. How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D.   PROTECTION OF WHISTLEBLOWERS

     Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

E.   RECORDS

     The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

F.   PROCEDURES FOR MAKING COMPLAINTS

     In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (617) 627-3633. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person at (212) 667-4395.

                                    EXHIBIT 2

                      ADVANTAGE ADVISERS TROON FUND, L.L.C.

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

     The Nominating Committee (the "Committee") of Advantage Advisers Troon Fund, L.L.C. (the "Fund") shall be composed solely of the members of the Board of Managers (the "Board") who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

     The Committee shall review candidates for, and make nominations of, Independent Managers to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

     In identifying and evaluating a person as a potential nominee to serve as an Independent Manager, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Manager of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Manager of the Fund;

     o the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

     o    the character and integrity of the person.

     While the Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Committee shall accept nominations for the office of Manager made by members of the Fund ("Members") as it deems appropriate. Members who wish to recommend a


                                      2-1
nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and
nominated  as  a  Manager  of  the  Fund,   the  Committee   shall  present  its
recommendation to the full Board for its consideration.

MEETINGS

     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.


                                      2-2

                                    EXHIBIT 3

                             AUDIT COMMITTEE REPORT

     The function of the Audit Committee, pursuant to its adopted written charter (attached hereto as Exhibit 1), most recently revised and approved by the Board on October 26, 2005, is to: (a) review the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) review the integrity of the Fund's financial statements and the independent audit thereof; (c) review the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) review the Fund's compliance with certain legal and regulatory requirements; (e) determine the qualification and independence of the Fund's independent registered public accounting firm, Ernst & Young LLP ("E&Y"); and
(f) review the Fund's internal audit function. Each Audit Committee member is not an "interested person" within the meaning of the Investment Company Act of 1940, as amended.

     The Audit Committee, in discharging its duties, has met with and held discussions with Fund management and E&Y. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with Fund management. E&Y has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). E&Y provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of E&Y their firm's independence with respect to the Fund.

     Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee relies, without independent verification, on the information provided to it and on representations made by management and E&Y. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is, in fact, "independent."


                                      3-1

     Based on the Audit Committee's review and discussions with management and E&Y, the representations of management and the report of E&Y to the Audit Committee, the Audit Committee approved the inclusion of the Fund's audited financial statements for the fiscal year ended December 31, 2005 in the Fund's annual report to Members for the fiscal year ended December 31, 2005 and filed with the Securities and Exchange Commission.

Dated February 16, 2006

Lawrence K. Becker, Chairman of Audit Committee
Luis F. Rubio
Janet L. Schinderman

                                       3-2